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                                                                    Exhibit 99.1


                                   Consent



        I hereby consent to act as Director of the Board of Iridium World Communications Limited and consent to the reference to my name under the caption "Management" in the Prospectus.



                                            /s/ RICHARD L. LESHER
                                           ---------------------------
                                                Richard L. Lesher


Date:   April 24, 1997
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